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                                                                    EXHIBIT 3.11

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Microfilm Number                                            Filed with the Department of State, on December 28, 1998
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Identity Number  2852613                                            /s/  Acting Secretary of the Commonwealth
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                                                                         Acting Secretary of the Commonwealth

                                              ARTICLES OF INCORPORATION FOR PROFIT OF

                                                     Aerolink Management, Inc.
                                                        Name of Corporation
                                               A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

x   Business-stock (15 Pa.C.S. Section 1306)                            Management (15 Pa.C.S. Section 2702)
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    Business-nonstock (15 Pa.C.S. Section 2102)                        Professional (15 Pa.C.S. Section 2903)
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    Business-statutory close  (15 Pa.C.S. Section 2303)                Insurance (15 Pa.C.S. Section 3101)
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                                               Cooperative (15 Pa.C.S. Section 7102)
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                                        DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:


         The name of the corporation is:  Aerolink Management, Inc.

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         The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial register office provider and the county of venue is:

         Cargo Building #1

         (a)      Greater Pittsburgh International Airport, P.O. Box 12375, Pittsburgh   PA       15231   Allegheny
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                           Number and Street                                    City     State    Zip     County

         (b)      c/o  N/A                                                                        N/A
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                           Number and Street                                    City     State    Zip     County

         For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which corporation is located for venue and official publication purposes.

         The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

         The aggregate number of shares authorized is:  1,000 ($1.00 par)           (other provisions, if any,
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         attach 8 1/2 X 11 sheet.

         The name and address, including number and street, if any, of each incorporator is:

         Name:                                       Address
                                                     600 Grant Street, 44th Floor
         Cynthia L. Woolheater                       Pittsburgh, PA  15219
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         The specified effective date, if any, is:
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                                                     month             day               year     hour, if any

         o Additional provisions of the articles, if any, attach an 8 1/2 X 11 sheet.

         o Statutory close corporation only:

         o Cooperative corporations only:

IN TESTIMONY WHEREOF, the in corporator(s) has (have) signed these Articles of Incorporation this 28th day of
December, 1998.

                                                                  /s/ Cynthia L. Woolheater
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(Signature)                                                            (Signature)
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